Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 526	$ 506
Deferred compensation and employee incentives	72	99
Provisions	86	94
Other non-current liabilities	7	10
Total provisions and other non-current liabilities	$ 691	$ 709	[1]

[1]	Amounts have been reclassified to reflect the current presentation.